Exhibit 10.1

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR AN EXEMPTION THEREUNDER.

Note that when executing this Subscription Agreement, subscribers will need to complete and sign (i) the appropriate Subscription Agreement signature page (depending on whether the subscriber is an individual or an entity) and (ii) the Investor Questionnaire attached to this Subscription Agreement as Attachment 1. The foregoing must be completed and properly executed by or on behalf of the person or entity making the investment before a subscription will be accepted.

Powerup acquisition corp.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement, by and among PowerUp Acquisition Corp., a Cayman Island corporation (the “Company”), and the party who is a signatory hereto (the “Subscriber”).

RECITALS:

WHEREAS, the Company desires to offer and sell in a private offering (the “Offering”) 10% Promissory Notes (the “Notes”), certain shares of common stock; $0.0001 par value per share (the “Shares”) and Commitment Shares having the terms set forth in Section 1(c) (“Commitment Shares”) (each Note and Commitment Share is collectively referred to herein as the “Securities”);

WHEREAS, the Company desires to enter into this Agreement to issue and sell, and the Subscriber desires to purchase, Securities on the terms and conditions set forth herein.

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Act.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, Subscriber and the Company agree as follows:

1. Purchase of Securities.

(a) Subscription. Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, the Securities as set forth on the signature page hereto at the subscription amount set forth therein (the “Purchase Price”). The Purchase Price is payable by wire transfer of immediately available funds to such account as instructed by the Company.

1

(b) Promissory Notes. The Note will have the rights, preferences, and limitations applicable as set forth in the form of 10% Promissory Note attached hereto as Exhibit A. Each Note is being issued at an original issue discount of 20%.

(c) Issuance of Commitment Shares. For each dollar invested, the Company will issue the Investor three (3) shares of Common Stock for no additional consideration. In the event that the Company effects a reverse split of its common stock, the number of Shares if still owned would adjust on the same terms as all other shareholders.

(d) Registration Rights. The Commitment Shares will entitle the Subscriber to the registration rights set forth in the registration rights agreement the form of which is attached hereto as Exhibit B (the “Registration Rights Agreement”). The Subscriber agrees to deliver to the Company a countersigned signature page to the Registration Rights Agreement.

(e) Closing. Subject to the requirements above, the initial closing of the purchase and sale of the Securities (the “Closing”) shall occur on December 13, 2024, as determined by the Company. Each Closing shall occur or be deemed to occur at the offices of the Company 188 Grand Street, Unite #195, New York, NY 10013 or in such other manner as determined by the parties.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) At the time Subscriber was offered the Securities, Subscriber was, and on the date Subscriber receives the Securities will be, an “accredited investor” as defined by Rule 501(a) under the Act, and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b) Subscriber understands that the Securities are not presently registered under the Act and may never become registered under the Act. Subscriber acknowledges that neither the Securities can be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, unless such Securities or Common Stock, as the case may be, is registered under the Act, or if in the opinion of counsel satisfactory to the Company, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements. The Subscriber understands that it may have to hold the Securities, the Shares for an indefinite period of time, and that the Subscriber might have to bear the complete economic loss of its investment in the Company.

(c) Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws. Subscriber acknowledges and understands that an investment in the Securities is not a liquid investment.

2

(d) Subscriber acknowledges that the Note is not a publicly traded security. Subscriber acknowledges and understands that there is no public market for the Note and no assurance can be given that any public market will ever develop or if developed that any such market will be sustained. In addition, there is a very limited market in the Company’s common stock currently and there can be no assurance that such a market will develop.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on the Company’s behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph.

(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform Subscriber’s obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement, including, whether the acquisition of the Securities will result in any adverse tax consequences to the Subscriber, for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company, or its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(h) This Agreement and the Purchaser Questionnaire do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Agreement or the transactions contemplated hereby.

3

(j) The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or other organizational charter document or bylaws, partnership agreement or operating agreement, if applicable, or any of Subscriber’s material agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(k) Subscriber acknowledges that the Securities are speculative and involve a high degree of risk, and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of its investment.

(l) Subscriber understands that the merits of the Securities have not been passed upon by the SEC nor any state securities commission, nor has the SEC nor any state securities commission opined upon the accuracy or adequacy of this Agreement and recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(m) Subscriber is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(n) Subscriber understands that the Note and the Commitment Shares shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

(o) In addition, the Note and any and all securities issued in replacement thereof or in exchange therefore or in exercise thereof, shall bear such legends as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(p) Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(q) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

(r) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

4

(s) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

(t) Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(u) Subscriber has carefully read this Agreement and Subscriber has accurately completed the Purchaser Questionnaire which accompanies this Agreement.

(v) No representations or warranties have been made to Subscriber by the Company, or any of its managers, officers, employees, agents, affiliates, or subsidiaries of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in this Agreement.

(w) Subscriber represents and warrants, to the best of its knowledge, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

(x) The Subscriber is not a prohibited country, territory, individual or entity listed on the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) website and is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. All amounts subscribed for in this Agreement by the Subscriber were not directly or indirectly derived from activities that may contravene Federal, state or international laws and regulations, including anti-money laundering and anti-terrorist financing laws and regulations.

5

(y) The Subscriber acknowledges that due to anti-terrorism and anti-money laundering regulations, the Company or any administrator acting on behalf of the Company may require further documentation verifying Subscriber’s identity and the source of funds used to purchase the Securities subscribed for hereby before this Agreement can be processed or accepted. To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), the Subscriber agrees that all payments by Subscriber to the Company and all distributions to the Subscriber from the Company will only be made in Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the Striped States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time. The Subscriber further agrees to provide the Company at any time during the term of the Company with such information or certification as the Company determines to be necessary or appropriate to verify compliance with the anti-terrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Subscriber or any person directly or indirectly controlling or owning an interest in the Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with the Company’s compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary. Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity, if the Subscriber is an entity. Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g., a driver’s license). The Company intends to maintain records of information used for verification of identity. Subscriber understands that any information provided to the Company may be disclosed to the United States Government by the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the Cayman Islands.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Agreement.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d) The Company shall use the proceeds from the sale of Securities hereunder for general operating expenses, including working capital and capital expenditures.

4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its managers, members, officers, directors, employees, members, agents, counsel and affiliates, and any person acting on behalf of the Company (“Indemnitees”), from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) (“Loss”) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

6

5. Waiver of Claims Against Trust. Reference is made to the final prospectus of the Company, dated as of February 17, 2022, and filed with the SEC on February 22, 2022 (the “IPO Prospectus”). The Subscriber hereby represents and warrants that it has read the IPO Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of the Company’s IPO and the overallotment shares acquired by the Company’s underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders (including overallotment shares acquired by the Company’s underwriters) (the “Public Stockholders”) and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their shares of Company common stock in connection with the consummation of its initial business combination (as such term is used in the IPO Prospectus) (“Business Combination”) or in connection with an amendment to the Company’s organizational documents to extend the Company’s deadline to consummate a Business Combination, (b) to the Public Stockholders if the Company fails to consummate a Business Combination within fifteen (15) months after the closing of the IPO, subject to extension by amendment to the Company’s Organizational Documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses, and (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between the Company or any of its representatives, on the one hand, and the Subscriber or any of its representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). The Subscriber and its affiliates hereby irrevocably waives any Released Claims that any such party or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the Company or its affiliates). The Subscriber agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Agreement, and the Subscriber further intends and understands such waiver to be valid, binding and enforceable against it and each of its affiliates under applicable law. To the extent that the Subscriber or any of its affiliates commences any action based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its representatives, the Subscriber hereby acknowledges and agrees that its and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit such party or any of its affiliates (or any person claiming on behalf or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Subscriber or any of its affiliates commences action based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of money damages or injunctive relief, the Company and its representatives, as applicable, shall be entitled to recover from the Subscriber and its affiliates, as applicable, the associated legal fees and costs in connection with any such action, in the event the Company or its representatives, as applicable, prevails in such action.

7

6. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Agreement or any agreement of Subscriber made hereunder, and this Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read and has accurately completed this entire Agreement.

(d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) Subscriber acknowledges that it has been advised to consult with its own attorney, and tax, accounting and financial advisors regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f) All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph).

If to the Company, at:

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

Attention: Surendra Ajjarapu

Tel: (646) 908-2658

E-mail: Suren@SRIRAMAAssociatesLLC.onmicrosoft.com

If to the Subscriber, at its address set forth on the signature page to this Agreement.

8

(g) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(i) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(j) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

(k) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require. The term “it” includes “he” and “she”.

(n) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

9

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$147,635.04
Total Subscription Amount

$184,543.80
Face Amount of 10% Promissory Note

Blackstone Capital Advisors, Inc.
Print or Type Name of Entity

By:	/s/ Lance Friedman
Name:	Lance Friedman

12/13/24
Date

25 N Market St

Jacksonville, FL 32202
Address

[Entity Subscriber Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

PowerUp Acquisition Corp.

By:	/s/ Suren Ajjarapu
Name:	Suren Ajjarapu
Title:	Chief Executive Officer

Date:	December 13, 2024

[Company Signature Page to Subscription Agreement]